                                                                    EXHIBIT 10.2

                      FIRST AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------

          FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of August 3, 2000, among DADE BEHRING HOLDINGS, INC. ("Holdings"), DADE BEHRING INC. (the "U.S. Borrower"), DADE BEHRING HOLDING GmbH (the "German Borrower") (the U.S. Borrower and the German Borrower, each a "Borrower" and together the "Borrowers"), the lenders party to the Credit Agreement referred to below (the "Banks"), DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION and MORGAN STANLEY SENIOR FUNDING, INC., as Co-Documentation Agents (in such capacity, the "Co-Documentation Agents"), GOLDMAN SACHS CREDIT PARTNERS L.P., as Syndication Agent, Co-Arranger and Co-Lead Book Runner (in such capacity, the "Syndication Agent") and BANKERS TRUST COMPANY, as Administrative Agent, Co-Arranger and Co-Lead Book Runner (the "Administrative Agent") for the Banks. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                             W I T N E S S E T H:
                             -------------------

          WHEREAS, Holdings, the Borrowers, the Banks, the Co-Documentation Agents, the Syndication Agent and the Administrative Agent are parties to a Credit Agreement, dated as of June 29, 1999 (the "Credit Agreement"); and

          WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

          NOW, THEREFORE, it is agreed:

I.   Amendments to Credit Agreement.
     ------------------------------

          1. The definition of "Consolidated EBITDA" contained in Section 10 of the Credit Agreement is hereby amended by inserting the following sentence at the end of said definition:

     "Notwithstanding anything to the contrary contained above in this definition, for all purposes (other than for the purpose of determining the Adjusted Leverage Ratio as such term is used in the definitions of Applicable Commitment Fee Percentage, Applicable Margin and Applicable Prepayment Percentage), for any period which includes a portion of the Modification Period, (a) no effect shall be given to any duplicative transition costs deducted in determining Consolidated EBITDA for the portion of such period which occurred in the Modification Period that were incurred in connection with the termination of the Distribution Agreement and the establishment of replacement distribution arrangements, in an amount not to exceed $3,000,000 in the aggregate for the entire Modification Period, and (b) for any such period, there shall be added to Consolidated EBITDA the Transition Gross Profit for such period."

          2. Section 10 of the Credit Agreement is hereby further amended by inserting the following new definitions therein in appropriate alphabetical order:

          "Modification Period" shall mean the period from January 1, 2000 to and including June 30, 2002.

          "Transition Gross Profit" shall mean, for any period which includes a portion of the Modification Period, the negative gross profit impact to the U.S. Borrower and its Subsidiaries during the portion of such period which occurred in such Modification Period (as estimated in good faith by the U.S. Borrower) resulting from the termination of the Distribution Agreement and the establishment of replacement distribution arrangements, in an amount not to exceed $30,000,000 in the aggregate for the entire Modification Period..

II.  Miscellaneous Provisions.
     ------------------------

          1. In order to induce the Banks, the Co-Documentation Agents, the Syndication Agent and the Administrative Agent to enter into this Amendment, Holdings and the Borrowers hereby represent and warrant that:

          (a) no Default or Event of Default exists as of the First Amendment Effective Date (as defined below), both before and after giving effect to this Amendment; and

          (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on and as of the First Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings and the Administrative Agent.

          4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. This Amendment shall become effective as of January 1, 2000 on the date (the "First Amendment Effective Date") when each of Holdings, the Borrowers and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

          6. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

          7. In order to induce the Banks to enter into this Amendment, the U.S. Borrower hereby agrees to pay to each Bank which executes and delivers a counterpart of this Amendment on or before 5:00 P.M. (New York time) on August 3, 2000, a fee equal to 0.05% of the sum of (a) the outstanding principal amount of such Bank's Term Loans and (b) such Bank's Revolving Loan Commitment, such fee to be earned and payable on the First Amendment Effective Date.


                                 *   *   *

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.


                                       DADE BEHRING HOLDINGS, INC.


                                       By: /s/ John M. Duffy
                                           ------------------------
                                           Title: John M. Duffy
                                                  Vice President

                                       DADE BEHRING INC.


                                       By: /s/ John M. Duffy
                                           ------------------------
                                           Title: John M. Duffy
                                                  Corp. V.P & Controlller

                                       DADE BEHRING HOLDING GMBH


                                       By: /s/ John M. Duffy
                                           ------------------------
                                           Title: John M. Duffy
                                                  Vice President

                                       BANKERS TRUST COMPANY,
                                        Individually and as Administrative Agent


                                       By: ________________________
                                           Title:

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                       DADE BEHRING HOLDINGS, INC.


                                       By: ___________________________
                                           Title:



                                       DADE BEHRING HOLDINGS, INC.


                                       By: ___________________________
                                           Title:


                                       DADE BEHRING HOLDINGS, INC.


                                       By: ___________________________
                                           Title:



                                       BANKERS TRUST COMPANY,
                                        Individually and as Administrative Agent


                                       By:  /s/ [ILLEGIBLE]
                                           ---------------------------
                                           Title:

                                 ABN AMRO BANK N.V.


                                 By: /s/ Kathleen L. Ross
                                    ---------------------------
                                 Name:  KATHLEEN L. ROSS
                                 Title: SENIOR VICE PRESIDENT


                                 By: /s/ Carla S. Waggoner
                                    ----------------------------
                                 Name:  Carla S. Waggoner
                                 Title: Assistant Vice President


                                 AG CAPITAL FUNDING PARTNERS, L.P.

                                 By: Angelo Gordon & Co., L.P., as Investment
                                     Advisor


                                 By:_______________________________
                                    Name:
                                    Title:


                                 AIMCO CDO SERIES 2000-A


                                 By:_______________________________
                                    Name:
                                    Title:


                                 ALLSTATE INSURANCE COMPANY


                                 By:_______________________________
                                    Name:
                                    Title:

                               ABN AMRO BANK N.V.


                               By: ____________________________
                                   Name:
                                   Title


                               By: ____________________________
                                   Name:
                                   Title


                               AG CAPITAL FUNDING PARTNERS, L.P.

                               By: Angelo Gordan & Co., L.P., as Investment
                                   Advisor


                               By: ____________________________
                                   Name:
                                   Title


                               AIMCO CDO SERIES 2000-A


                               By: ____________________________
                                   Name:
                                   Title


                               ALLSTATE INSURANCE COMPANY


                               By: ____________________________
                                   Name:

                              AERIES FINANCE-II LIMITED

                              By:   INVESCO Senior Secured Management,
                                    Inc., as Sub-Managing Agent


                                    By: /s/ Thomas H.B. Ewald
                                       ---------------------------
                                    Name: Thomas H.B. Ewald
                                    Title Authorized Signatory

                                         ABN AMRO BANK N.V


                                         By:_______________________________
                                            Name:
                                            Title:


                                         By:_______________________________
                                            Name:
                                            Title:


                                         AG CAPITAL FUNDING PARTNERS, L.P.

                                         By: Angelo gordon & Co., L.P., as
                                             Investment Advisor


                                         By:_______________________________
                                            Name:
                                            Title:


                                         AIMCO CDO SERIES 2000-A


By: /s/ Patricia W. Wilson               By: /s/ Jerry D. Zinkula
   --------------------------------         -----------------------------
   Name:  PATRICIA W. WILSON                Name:  JERRY D. ZINKULA
   Title: AUTHORIZED SIGNATORY              Title: AUTHORIZED SIGNATORY


                                         ALLSTATE INSURANCE COMPANY


                                         By: /s/ Jerry D. Zinkula
                                            -----------------------------
                                            Name:  JERRY D. ZINKULA
                                            Title: AUTHORIZED SIGNATORY


By: /s/ Patricia W. Wilson
   --------------------------------
   Name:  PATRICIA W. WILSON
   Title: AUTHORIZED SIGNATORY

                                            ALLSTATE LIFE INSURANCE COMPANY


By: /s/ Patricia W. Wilson                  By: _____________________________
   --------------------------------
   Name:  PATRICIA W. WILSON                    Name:  JERRY D. ZINKULA
   Title: AUTHORIZED SIGNATORY                  Title: AUTHORIZED SIGNATORY


                                            AMARA-2 FINANCE, LTD.


                                            By: _____________________________
                                                Name:
                                                Title:


                                            ARCHIMEDES FUNDING III, LTD.

                                            By: ING Capital Advisors LLC, as
                                                Collateral Manager



                                            By:
                                                Name:________________________
                                                Title:


                                            ARES III CLO, LTD.

                                            By: ARES CLO Management L.L.C., as
                                                Investment Manager


                                            By: _____________________________
                                                Name:
                                                Title:


                                            AVALON CAPITAL LTD.

                                            By: INVESCO Senior Secured
                                                Management, Inc. as Portfolio
                                                Advisor

                                            ALLSTATE LIFE INSURANCE COMPANY


                                            By: _____________________________
                                                Name:
                                                Title:


                                            AMARA-2 FINANCE, LTD.

                                            By: INVESCO Senior Secured
                                                Management, Inc., as Sub-Advisor


                                            By: /s/ Thomas H.B. Ewald
                                               ------------------------------
                                                Name:  Thomas H.B. Ewald
                                                Title: Authorized Signatory

                                            ARCHIMEDES FUNDING III, LTD.

                                            By: ING Capital Advisors LLC, as
                                                Collateral Manager


                                            By: _____________________________
                                                Name:
                                                Title:


                                            ARES III CLO, LTD.

                                            By: AREA CLO Management L.L.C., as
                                                Investment Manager



                                            By: _____________________________
                                                Name:
                                                Title:

                                            AVALON CAPITAL LTD.

                                            By: INVESCO Senior Secured
                                                Management, Inc., as Portfolio
                                                Advisor

                                                By: /s/ Thomas H.B.Ewald
                                                   -------------------------
                                                Name: Thomas H.B. Ewald
                                                Title Authorized Signatory

                                 ALLSTATE LIFE INSURANCE COMPANY



                                 By:_____________________________
                                    Name:
                                    Title:


                                 AMARA-2 FINANCE, LTD.



                                 By:_____________________________
                                    Name:
                                    Title:


                                 ARCHIMEDES FUNDING III, LTD.

                                 By: ING Capital Advisors LLC, as Collateral
                                     Manager



                                 By: /s/ Michael J. Campbell
                                     ----------------------------
                                     Name:   Michael J. Campbell
                                     Title:  Managing Director


                                 ARES III CLO, LTD.

                                 By: ARES CLO Management L.L.C., as Investment
                                     Manager



                                 By:_____________________________
                                    Name:
                                    Title:


                                 AVALON CAPITAL LTD.

                                 By: INVESCO Senior Secured Management, Inc. as
                                     Portfolio Advisor

                                 ALLSTATE LIFE INSURANCE COMPANY



                                 By:_____________________________
                                    Name:
                                    Title:


                                 AMARA-2 FINANCE, LTD.



                                 By:_____________________________
                                    Name:
                                    Title:


                                 ARCHIMEDES FUNDING III, LTD.

                                 By: ING Capital Advisors LLC, as Collateral
                                     Manager



                                 By: _____________________________
                                     Name:
                                     Title:


                                 ARES III CLO, LTD.

                                 By: ARES CLO Management L.L.C., as Investment
                                     Manager



                                 By: /s/ J.M. Moore
                                     ----------------------------
                                    Name:  J.M. Moore
                                    Title: Principal


                                 AVALON CAPITAL LTD.

                                 By: INVESCO Senior Secured Management, Inc. as
                                     Portfolio Advisor

                                 AVALON CAPITAL LTD.2

                                 By: INVESCO Senior Secured Management, Inc. as
                                     Portfolio Advisor



                                     By: /s/ Thomas H. B. Ewald
                                         ------------------------
                                     Name:   Thomas H. B. Ewald
                                     Title:  Authorized Signatory


                                 THE BANK OF NEW YORK



                                 By:_____________________________

                                    Name:
                                    Title:


                                 THE BANK OF NOVA SCOTIA



                                 By:_____________________________
                                    Name:
                                    Title:



                                 THE BANK OF TOKYO-MITSUBISHI, LTD.



                                 By:_____________________________
                                    Name:
                                    Title:


                                 BANK ONE, N.A.



                                 By:_____________________________
                                    Name:
                                    Title:


                                 AMARA-I FINANCE, LTD.



                                 By: INVESCO Senior Secured Management,
                                     Inc. as Sub Advisor


                                     By: /s/ Thomas H. B. Ewald
                                         ------------------------
                                     Name:   Thomas H. B. Ewald
                                     Title:  Authorized Signatory

                                 By:_____________________________

                                    Name:
                                    Title:


                                 THE BANK OF NEW YORK



                                 By: /s/ Jonathan Rollins
                                    ----------------------------
                                    Name:  Jonathan Rollins
                                    Title: Vice President


                                 THE BANK OF NOVA SCOTIA



                                 By:_____________________________
                                    Name:
                                    Title:



                                 THE BANK OF TOKYO-MITSUBISHI, LTD.



                                 By:_____________________________
                                    Name:
                                    Title:


                                 BANK ONE, N.A.



                                 By:_____________________________
                                    Name:
                                    Title:

                                 By:_____________________________
                                    Name:
                                    Title:


                                 THE BANK OF NEW YORK



                                 By:_____________________________
                                    Name:
                                    Title:


                                 THE BANK OF NOVA SCOTIA



                                 By: /s/ M.D Smith
                                    -----------------------------
                                    Name:  M.D. Smith
                                    Title: Agent Operations



                                 THE BANK OF TOKYO-MITSUBISHI, LTD.



                                 By:_____________________________
                                    Name:
                                    Title:


                                 BANK ONE, N.A.



                                 By:_____________________________
                                    Name:
                                    Title:

                                 BANK POLSKA KASA OPIEKI, S.A.


                                 By: /s/ Barry W. Henry
                                    -----------------------------
                                    Name:  Barry W. Henry
                                    Title: Vice President


                                 BANKBOSTON, N.A.



                                 By:_____________________________
                                    Name:
                                    Title:


                                 BANQUE WORMS CAPITAL CORPORATION



                                 By:_____________________________
                                    Name:
                                    Title:


                                 CAPTIVA II FINANCE LTD.



                                 By:_____________________________
                                    Name:
                                    Title:



                                 CAPTIVA III FINANCE LTD.



                                 By:_____________________________
                                    Name:
                                    Title:

                                 BANK POLSKA KASA OPIEKI, S.A. PEKAO S.A.
                                   GROUP



                                 By:_____________________________
                                    Name:
                                    Title:



                                 BANKBOSTON, N.A.



                                 By:_____________________________
                                    Name:
                                    Title:


                                 BANQUE WORMS CAPITAL CORPORATION



                                 By: /s/ [ILLEGIBLE]
                                     -----------------------------
                                     Name:  [ILLEGIBLE]
                                     Title: SPd General Counsel Analyst


                                 CAPTIVA II FINANCE LTD.



                                 By:_____________________________
                                    Name:
                                    Title:



                                 CAPTIVA III FINANCE LTD.



                                 By:_____________________________
                                    Name:
                                    Title:

                                 BANK POLSKA KASA OPIEKI, S.A. PEKAO S.A.
                                   GROUP



                                 By:_____________________________
                                    Name:
                                    Title:



                                 BANKBOSTON, N.A.



                                 By:_____________________________
                                    Name:
                                    Title:


                                 BANQUE WORMS CAPITAL CORPORATION



                                 By:_____________________________
                                    Name:
                                    Title:


                                 CAPTIVA II FINANCE LTD.



                                 By: /s/ David Dyer
                                     ----------------------------
                                     Name:  David Dyer
                                     Title: Director


                                 CAPTIVA III FINANCE LTD.



                                 By:_____________________________
                                    Name:
                                    Title:

                                 BANK POLSKA KASA OPIEKI, S.A. PEKAO S.A.
                                   GROUP



                                 By:_____________________________
                                    Name:
                                    Title:



                                 BANKBOSTON, N.A.



                                 By:_____________________________
                                    Name:
                                    Title:


                                 BANQUE WORMS CAPITAL CORPORATION



                                 By:_____________________________
                                    Name:
                                    Title:


                                 CAPTIVA II FINANCE LTD.



                                 By:_____________________________
                                    Name:
                                    Title:


                                 CAPTIVA III FINANCE LTD. as advised by Pacific Investment Management Company LLC



                                 By: /s/  David Dyer
                                    -----------------------------
                                    Name:   David Dyer
                                    Title:  Director

                                 CAPTIVA IV FINANCE LTD. as advised by Pacific Investment Management Company LLC



                                 By: /s/  David Dyer
                                    -----------------------------
                                    Name:   David Dyer
                                    Title:  Director



                                 CARAVELLE INVESTMENT FUND



                                 By:
                                   ______________________________
                                   Name:
                                   Title:



                                 CERES FINANCE LTD.



                                 By:_____________________________


                                 By:_____________________________
                                   Name:
                                   Title:

                                 CITY NATIONAL BANK



                                 By:_____________________________
                                   Name:
                                   Title:


                                 CONTINENTAL ASSURANCE COMPANY



                                 By:__________________________
                                    Name:
                                    Title:

                                 CAPTIVA IV FINANCE LTD.


                                 By:__________________________________
                                    Name:
                                    Title:


                                 CARAVELLE INVESTMENT FUND, L.L.C.


                                 By: /s/ Dean T. Crimres
                                     ---------------------------------
                                     Name:  DEAN T. CRIMRES
                                     Title: MANAGING DIRECTOR


                                 CERES FINANCE LTD.


                                 By:


                                 By: _________________________________
                                     Name:
                                     Title:


                                 CITY NATIONAL BANK


                                 By:__________________________________
                                    Name:
                                    Title:


                                 CONTINENTAL ASSURANCE COMPANY


                                 By:__________________________________
                                    Name:
                                    Title:

                                 CAPTIVA IV FINANCE LTD.


                                 By:____________________________________
                                    Name:
                                    Title:


                                 CARAVELLE INVESTMENT FUND


                                 By:
                                     ___________________________________
                                     Name:
                                     Title:


                                 CERES FINANCE LTD.


                                 By: INVESCO Senior Secured Management,
                                     Inc., as Sub-Managing Agent

                                 By: /s/ Thomas H.B. Ewald
                                     -----------------------------------
                                     Name:  Thomas H.B. Ewald
                                     Title: Authorized Signatory


                                 CITY NATIONAL BANK


                                 By:____________________________________
                                    Name:
                                    Title:


                                 CONTINENTAL ASSURANCE COMPANY


                                 By:____________________________________
                                    Name:
                                    Title:

                                 CAPTIVA IV FINANCE LTD.


                                 By:____________________________________
                                    Name:
                                    Title:


                                 CARAVELLE INVESTMENT FUND


                                 By: ___________________________________
                                     Name:
                                     Title:


                                 CERES FINANCE LTD.


                                 By:


                                 By: ___________________________________
                                     Name:
                                     Title:


                                 CITY NATIONAL BANK


                                 By: /s/ Darren H. Miyata
                                     -----------------------------------
                                     Name:  DARREN H. MIYATA
                                     Title: Vice President


                                 CONTINENTAL ASSURANCE COMPANY


                                 By:____________________________________
                                    Name:
                                    Title:

                                 CAPTIVA IV FINANCE LTD.


                                 By:__________________________________
                                    Name:
                                    Title:


                                 CARAVELLE INVESTMENT FUND


                                 By:__________________________________
                                     Name:
                                     Title:


                                 CERES FINANCE LTD.


                                 By:


                                 By:__________________________________
                                     Name:
                                     Title:


                                 CITY NATIONAL BANK


                                 By:__________________________________
                                     Name:
                                     Title:


                                 Continental Assurance Company
                                 Separate Account (E)
                                 By: TCW Asset Management Company
                                 as Attorney-in-Fact

                                 By: /s/ Mark L. Gold
                                     ---------------------------------
                                     Name: Mark L. Gold
                                     Title: Managing Director


                                 By: /s/ Jonathan I. Berg
                                     ---------------------------------
                                     Name:  JONATHAN I. BERG
                                     Title: Assistant Vice President

                                 CREDIT AGRICOLE INDOSUEZ


                                 By:__________________________________
                                    Name:
                                    Title:


                                 By:__________________________________
                                    Name:
                                    Title:


                                 CREDIT LYONNAIS NEW YORK BRANCH


                                 By: /s/ John C. Oberle
                                    ----------------------------------
                                    Name:  John C. Oberle
                                    Title: Vice President


                                 CRESCENT/MACH I PARTNERS, L.P.


                                 By:__________________________________
                                    Name:
                                    Title:


                                 CYPRESSTREE INSTITUTIONAL FUND, LLC

                                 By: CypressTree Investment Management
                                     Company, Inc., as Portfolio Manager

                                 CREDIT AGRICOLE INDOSUEZ


                                 By:__________________________________
                                    Name:
                                    Title:


                                 By:__________________________________
                                    Name:
                                    Title:


                                 CREDIT LYONNAIS NEW YORK BRANCH


                                 By:_________________________________
                                    Name:
                                    Title:


                                 Crescent/Mach I Partners, L.P.
                                 by: TCW Asset Management Company,
                                 its Investment Manager

                                 By: /s/ Mark L. Gold
                                    ----------------------------------
                                    Name:  Mark L. Gold
                                    Title: Managing Director


                                 CYPRESSTREE INSTITUTIONAL FUND, LLC

                                 By: CypressTree Investment Management
                                     Company, Inc., as Portfolio Manager

                                 By:__________________________________
                                     Name:
                                     Title:


                                 CYPRESSTREE INVESTMENT FUND, LLC


                                 By: CypressTree Investment Management
                                     Company, Inc., as Portfolio Manager


                                 By:__________________________________
                                    Name:
                                    Title:


                                 CYPRESSTREE SENIOR FLOATING RATE FUND


                                 By: CypressTree Investment Management
                                     Company, Inc., as Portfolio Manager


                                 By:__________________________________
                                    Name:
                                    Title:


                                 DAI-ICHI KANGYO BANK, LIMITED


                                 By:__________________________________
                                    Name:
                                    Title:


                                 DEBT STRATEGIES FUND II, INC.


                                 By: /s/ Colleen M. Conniffe
                                    ----------------------------------
                                    Name:  COLLEEN M. CONNIFFE
                                    Title: AUTHORIZED SIGNATORY

                                 DELANO COMPANY
                                 By: Pacific Investment Management Company LLC.
                                     as its Investment Advisor

                                     By: /s/ Mohan V. Phansalkar
                                        ----------------------------------------
                                        Mohan V. Phansalkar
                                        Senior Vice President

                                 DLJ CAPITAL FUNDING, INC.


                                 By:____________________________________________
                                    Name:
                                    Title:


                                 DRESDNER BANK AKTIENGESELLSCHAFT


                                 By:____________________________________________
                                    Name:
                                    Title:


                                 EATON VANCE SENIOR INCOME TRUST


                                 By:____________________________________________
                                    Name:
                                    Title:


                                 ELC (CAYMAN) LTD. CDO SERIES 1999-1


                                 By:____________________________________________
                                    Name:
                                    Title:

                                 DELANO COMPANY


                                 By:________________________________________
                                    Name:
                                    Title:



                                 DLJ CAPITAL FUNDING, INC.


                                 By:________________________________________
                                    Name:
                                    Title:


                                 DRESDNER BANK AKTIENGESELLSCHAFT


                                 By: /s/ Gunther Weinmann
                                    ----------------------------------------
                                    Name:  Gunther Weinmann
                                    Title: VP


                                 EATON VANCE SENIOR INCOME TRUST


                                 By:________________________________________
                                    Name:
                                    Title:


                                 ELC (CAYMAN) LTD. CDO SERIES 1999-1


                                 By:________________________________________
                                    Name:
                                    Title:

                                 DELANO COMPANY


                                 By:________________________________________
                                    Name:
                                    Title:



                                 DLJ CAPITAL FUNDING, INC.


                                 By:________________________________________
                                    Name:
                                    Title:


                                 DRESDNER BANK AKTIENGESELLSCHAFT


                                 By:________________________________________
                                    Name:
                                    Title:

                                 EATON VANCE SENIOR INCOME TRUST
                                 BY: EATON VANCE MANAGEMENT
                                 AS INVESTMENT ADVISOR


                                 By: /s/ Scott H. Page
                                    ----------------------------------------
                                    Name:  SCOTT H. PAGE
                                    Title: VICE PRESIDENT


                                 ELC (CAYMAN) LTD. CDO SERIES 1999-1


                                 By:________________________________________
                                    Name:
                                    Title:

                                 DELANO COMPANY


                                 By:__________________________________
                                    Name:
                                    Title:


                                 DLJ CAPITAL FUNDING, INC.


                                 By:__________________________________
                                    Name:
                                    Title:


                                 DRESDNER BANK AKTIENGESELLSCHAFT


                                 By:__________________________________
                                    Name:
                                    Title:


                                 EATON VANCE SENIOR INCOME TRUST


                                 By:__________________________________
                                    Name:
                                    Title:


                                 ELC (CAYMAN) LTD. CDO SERIES 1999-1


                                 By

                                 ELT LTD.


                                 By: /s/ Ann E. Morris
                                     ------------------------------
                                     Name:  ANN E. MORRIS
                                     Title: AUTHORIZED AGENT


                                 FIRST ALLMERICA FINANCIAL LIFE INSURANCE
                                  COMPANY


                                 By:_______________________________
                                    Name:
                                    Title:


                                 FIRST DOMINION FUNDING I


                                 By:_______________________________
                                    Name:
                                    Title:


                                 FIRST DOMINION FUNDING III


                                 By:_______________________________
                                    Name:
                                    Title:


                                 FIRST UNION NATIONAL BANK


                                 By:_______________________________
                                    Name:
                                    Title:

                                 ELT LTD.


                                 By: ______________________________
                                     Name:
                                     Title:


                                 FIRST ALLMERICA FINANCIAL LIFE INSURANCE
                                  COMPANY


                                 By:_______________________________
                                    Name:
                                    Title:


                                 FIRST DOMINION FUNDING I


                                 By: /s/ Andrew H. Marshak
                                     ------------------------------
                                     Name:  ANDREW H. MARSHAK
                                     Title: AUTHORIZED SIGNATORY


                                 FIRST DOMINION FUNDING III


                                 By: /s/ Andrew H. Marshak
                                    -------------------------------
                                    Name:  ANDREW H. MARSHAK
                                    Title: AUTHORIZED SIGNATORY


                                 FIRST UNION NATIONAL BANK


                                 By:_______________________________
                                    Name:
                                    Title:

                                 ELT LTD.


                                 By: _____________________________
                                     Name:
                                     Title:


                                 FIRST ALLMERICA FINANCIAL LIFE INSURANCE
                                  COMPANY


                                 By:_______________________________
                                    Name:
                                    Title:


                                 FIRST DOMINION FUNDING I


                                 By:_______________________________
                                    Name:
                                    Title:


                                 FIRST DOMINION FUNDING III


                                 By:_______________________________
                                    Name:
                                    Title:


                                 FIRST UNION NATIONAL BANK


                                 By: /s/ Thierry Riek
                                     ------------------------------
                                     Name:  Thierry Riek
                                     Title: Vice President

                                 FIVE FINANCE CORPORATION


                                 By: /s/ Daniel Slotkin
                                     --------------------------------
                                     Name:  DANIEL SLOTKIN
                                     Title: Vice President


                                 FLOATING RATE PORTFOLIO


                                 By: INVESCO Senior Secured Management,
                                     Inc., as attorney in fact


                                 By: ________________________________
                                     Name:
                                     Title:


                                 FORTIS CAPITAL CORPORATION


                                 By: ________________________________
                                     Name:
                                     Title:


                                 FRANKLIN FLOATING RATE TRUST


                                 By: ________________________________
                                     Name:
                                     Title:


                                 FUJI BANK, LIMITED


                                 By: ________________________________
                                     Name:
                                     Title:

                                 FIVE FINANCE CORPORATION


                                 By: /s/ Martin Davey
                                     --------------------------------
                                     Name:  MARTIN DAVEY
                                     Title: VICE PRESIDENT


                                 FLOATING RATE PORTFOLIO


                                 By: INVESCO Senior Secured Management,
                                     Inc., as attorney in fact


                                 By: ________________________________
                                     Name:
                                     Title:


                                 FORTIS CAPITAL CORPORATION


                                 By: ________________________________
                                     Name:
                                     Title:


                                 FRANKLIN FLOATING RATE TRUST


                                 By: ________________________________
                                     Name:
                                     Title:


                                 FUJI BANK, LIMITED


                                 By: ________________________________
                                     Name:
                                     Title:

                                 BANK POLSKA KASA OPIEKI, S.A.
                                   PEKAO S.A. GROUP



                                 By: __________________________________
                                     Name:
                                     Title:


                                 FLEET NATIONAL BANK formerly known as
                                 BANKBOSTON, N.A.


                                 By: /s/ Richard D. Hill, Jr.
                                     ----------------------------------
                                     Name:  RICHARD D. HILL, JR.
                                     Title: Managing Director


                                 BANQUE WORMS CAPITAL CORPORATION


                                 By: __________________________________
                                     Name:
                                     Title:


                                 CAPTIVA II FINANCE LTD.


                                 By: __________________________________
                                     Name:
                                     Title:



                                 CAPTIVA III FINANCE LTD.


                                 By: __________________________________
                                     Name:
                                     Title:

                                 FIVE FINANCE CORPORATION


                                 By: ________________________________
                                     Name:
                                     Title:


                                 FLOATING RATE PORTFOLIO


                                 By: INVESCO Senior Secured Management,
                                     Inc., as attorney in fact


                                 By: /s/ Thomas H.B. Ewald
                                     --------------------------------
                                     Name:  Thomas H.B. Ewald
                                     Title: Authorized Signatory


                                 FORTIS CAPITAL CORPORATION


                                 By: ________________________________
                                     Name:
                                     Title:


                                 FRANKLIN FLOATING RATE TRUST


                                 By: ________________________________
                                     Name:
                                     Title:


                                 FUJI BANK, LIMITED


                                 By: ________________________________
                                     Name:
                                     Title:

                                 FIVE FINANCE CORPORATION


                                 By: ________________________________
                                     Name:
                                     Title:


                                 FLOATING RATE PORTFOLIO


                                 By: INVESCO Senior Secured Management,
                                     Inc., as attorney in fact


                                 By: ________________________________
                                     Name:
                                     Title:


                                 FORTIS CAPITAL CORPORATION


                                 By: ________________________________
                                     Name:
                                     Title:


                                 FRANKLIN FLOATING RATE TRUST


                                 By: /s/ Chauncey Lufkin
                                     --------------------------------
                                     Name:  Chauncey Lufkin
                                     Title: Vice President


                                 FUJI BANK, LIMITED


                                 By: ________________________________
                                     Name:
                                     Title:

                                 FIVE FINANCE CORPORATION


                                 By: ________________________________
                                     Name:
                                     Title:


                                 FLOATING RATE PORTFOLIO


                                 By: INVESCO Senior Secured Management,
                                     Inc., as attorney in fact


                                 By: ________________________________
                                     Name:
                                     Title:


                                 FORTIS CAPITAL CORPORATION


                                 By: ________________________________
                                     Name:
                                     Title:


                                 FRANKLIN FLOATING RATE TRUST


                                 By: ________________________________
                                     Name:
                                     Title:


                                 FUJI BANK, LIMITED


                                 By: /s/ Peter L. Chinnici
                                     --------------------------------
                                     Name:  Peter Chinnici
                                     Title: Senior VP and Group Head

                                 GALAXY CLO 1999-1, LTD.



                                 By: /s/ [ILLEGIBLE]
                                    ----------------------------------
                                    Name: [ILLEGIBLE]
                                    Title: [ILLEGIBLE]



                                 GLENEAGLES TRADING LLC



                                 By:__________________________________
                                    Name:
                                    Title:



                                 GOLDMAN SACHS CREDIT PARTNERS L.P.



                                 By:__________________________________
                                    Name:
                                    Title:



                                 HARCH CLO I LIMITED



                                 By:__________________________________
                                    Name:
                                    Title:



                                 IKB DEUTSCHE INDUSTRIEBANK AG



                                 By:__________________________________
                                    Name:
                                    Title:

                                 GALAXY CLO 1999-1, LTD.



                                 By:__________________________________
                                    Name:
                                    Title:



                                 GLENEAGLES TRADING LLC



                                 By: /s/ Ann E. Morris
                                    ----------------------------------
                                    Name: ANN E. MORRIS
                                    Title: ASST. VICE PRESIDENT




                                 GOLDMAN SACHS CREDIT PARTNERS L.P.




                                 By:__________________________________
                                    Name:
                                    Title:




                                 HARCH CLO I LIMITED



                                 By:__________________________________
                                    Name:
                                    Title:



                                 IKB DEUTSCHE INDUSTRIEBANK AG



                                 By:__________________________________
                                    Name:
                                    Title:

                                 GALAXY CLO 1999-1, LTD.



                                 By:__________________________________
                                    Name:
                                    Title:



                                 GLENEAGLES TRADING LLC



                                 By:__________________________________
                                    Name:
                                    Title:




                                 GOLDMAN SACHS CREDIT PARTNERS L.P.



                                 By:__________________________________
                                    Name:
                                    Title:



                                 HARCH CLO I LIMITED



                                 By:__________________________________
                                    Name:
                                    Title:



                                 IKB DEUTSCHE INDUSTRIEBANK AG



                                 By: /s/ Edwin Brecht
                                    ----------------------------------
                                    Name:  Edwin Brecht
                                    Title: Executive Director

                                 INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                                 By: Indosuez Capital as Portfolio Advisor

                                 By: /s/ Melissa Marano
                                    ------------------------------------
                                 Name:  Melissa Marano
                                 Title: Vice President


                                 INDOSUEZ CAPITAL FUNDING IV, L.P.
                                 By: Indosuez Capital as Portfolio Advisor


                                 By: /s/ Melissa Marano
                                    -----------------------------------
                                 Name:  Melissa Marano
                                 Title: Vice President


                                 CREDIT LYONNAIS NEW YORK BRANCH

                                 By:__________________________________
                                    Name:
                                    Title:


                                 CRESCENT/MACH I PARTNERS, L.P.



                                 By:__________________________________
                                    Name:
                                    Title:


                                 CYPRESSTREE INSTITUTIONAL FUND, LLC

                                 By: CypressTree Investment Management Company,
                                     Inc., as Portfolio Manager

                                 By:__________________________________
                                    Name:
                                    Title:


                                 ING HIGH INCOME PRINCIPAL PRESERVATION
                                     FUND HOLDINGS, LDC.,

                                 By: ING Capital Advisors LLC, as Investment
                                     Advisor



                                 By: /s/ Michael J. Campbell
                                    -----------------------------------
                                    Name: Michael J. Campbell
                                    Title: Managing Director



                                 KBC BANK N.V.



                                 By:___________________________________
                                    Name:
                                    Title:


                                 KEYPORT LIFE INSURANCE COMPANY



                                 By:__________________________________
                                    Name:
                                    Title:


                                 KZH CNC LLC



                                 By:__________________________________
                                    Name:
                                    Title:

                                 By:___________________________________
                                    Name:
                                    Title:



                                 ING CAPITAL ADVISORS, LLC



                                 By:___________________________________
                                    Name:
                                    Title:



                                 KBC BANK N.V.



                                 By:___________________________________
                                    Name:
                                    Title:


                                 Stein Roe & Farnham Incorporated, As Agent for KEYPORT LIFE INSURANCE COMPANY



                                 By: /s/ James R. Fellows
                                    -----------------------------------
                                    Name: James R. Fellows
                                    Title: Sr. Vice President & Portfolio
                                            Manager


                                 KZH CNC LLC



                                 By:___________________________________
                                    Name:
                                    Title:

                                 By:___________________________________
                                    Name:
                                    Title:



                                 ING CAPITAL ADVISORS, LLC



                                 By:___________________________________
                                    Name:
                                    Title:



                                 KBC BANK N.V.



                                 By:___________________________________
                                    Name:
                                    Title:


                                 KEYPORT LIFE INSURANCE COMPANY



                                 By:___________________________________
                                    Name:
                                    Title:



                                 KZH CNC LLC



                                 By: /s/ Peter Chin
                                    -----------------------------------
                                    Name:    Peter Chin
                                    Title: Authorized Agent

                                 KZH CRESCENT LLC


                                 By: /s/ Peter Chin
                                    -----------------------------------
                                    Name:     Peter Chin
                                    Title: Authorized Agent


                                 KZH CRESCENT-2 LLC



                                 By: /s/ Peter Chin
                                    -----------------------------------
                                    Name:     Peter Chin
                                    Title: Authorized Agent



                                 KZH CRESCENT-3 LLC



                                 By: /s/ Peter Chin
                                    -----------------------------------
                                    Name:     Peter Chin
                                    Title: Authorized Agent



                                 KZH CYPRESSTREE-1 LLC



                                 By:___________________________________
                                    Name:
                                    Title:



                                 KZH ING-2 LLC



                                 By: /s/ Peter Chin
                                    -----------------------------------
                                    Name:     Peter Chin
                                    Title: Authorized Agent

                                 KZH PONDVIEW LLC



                                 By: /s/ Peter Chin
                                    -----------------------------------
                                    Name:     Peter Chin
                                    Title: Authorized Agent



                                 KZH SOLEIL LLC



                                 By: /s/ Peter Chin
                                    -----------------------------------
                                    Name:     Peter Chin
                                    Title: Authorized Agent



                                 KZH SOLEIL-2 LLC



                                 By: /s/ Peter Chin
                                    -----------------------------------
                                    Name:     Peter Chin
                                    Title: Authorized Agent



                                 KZH WATERSIDE LLC



                                 By: /s/ Peter Chin
                                    -----------------------------------
                                    Name:     Peter Chin
                                    Title: Authorized Agent



                                 LANDESBANK SCHLESWIG-HOLSTEIN GIROZENTRALE


                                 By:___________________________________
                                    Name:
                                    Title:

                                 KZH PONDVIEW LLC



                                 By:
                                    -----------------------------------
                                    Name:
                                    Title:



                                 KZH SOLEIL LLC



                                 By:___________________________________
                                    Name:
                                    Title:



                                 KZH SOLEIL-2 LLC



                                 By:___________________________________
                                    Name:
                                    Title:



                                 KZH WATERSIDE LLC



                                 By:___________________________________
                                    Name:
                                    Title:



                                 LANDESBANK SCHLESWIG-HOLSTEIN GIROZENTRALE


                                 By: /s/ Dr. Utz Meyer-Reim
                                    -----------------------------------
                                    Name: Dr. Utz Meyer-Reim
                                    Title: Senior Vice President
                                           Authorized Signature

                                 By: /s/ Dr. Nikolai Ulrich
                                    -----------------------------------
                                    Name: Dr. Nikolai Ulrich
                                    Title: Assitant Vice President
                                           Authorized Signature

                            LIBERTY-STEIN ROE ADVISOR
                              FLOATING RATE ADVANTAGE FUND

                            By: /s/ James R. Fellows
                               -------------------------------------------
                               Name:   James R. Fellows
                               Title:  Sr. Vice President & Portfolio Manager


                            LONGHORN CDO (CAYMAN) LTD.

                            By: Merrill Lynch Investment Managers, L.P., as Investment Advisor


                            By:________________________________
                               Name:
                               Title:

                            MERRILL LYNCH PRIME RATE PORTFOLIO

                            By: Merrill Lynch Investment Managers, L.P., as Investment Advisor

                            By:________________________________
                               Name:
                               Title:

                            MERRILL LYNCH SENIOR FLOATING RATE FUND II,
                              INC.

                            By:_________________________________
                               Name:
                               Title:

                                 LIBERTY-STEIN ROE ADVISOR
                                   FLOATING RATE ADVANTAGE FUND

                                 By:____________________________________________
                                    Name:
                                    Title:


                                 LONGHORN CDO (CAYMAN) LTD.

                                 By: Merrill Lynch Investment Managers, L.P.,
                                     as Investment Advisor


                                 By: /s/ Colleen M. Cunniffe
                                    --------------------------------------------
                                    Name:  COLLEEN M. CUNNIFFE
                                    Title: AUTHORIZED SIGNATORY

                                 MERRILL LYNCH PRIME RATE PORTFOLIO

                                 By: Merrill Lynch Investment Managers, L.P.,
                                     as Investment Advisor

                                 By: /s/ Colleen M. Cunniffe
                                    --------------------------------------------
                                    Name:  COLLEEN M. CUNNIFFE
                                    Title: AUTHORIZED SIGNATORY

                                 MERRILL LYNCH SENIOR FLOATING
                                   RATE FUND II, INC.

                                 By: /s/ Colleen M. Cunniffe
                                    --------------------------------------------
                                    Name:  COLLEEN M. CUNNIFFE
                                    Title: AUTHORIZED SIGNATORY

                                 IMPERIAL BANK


                                 By:___________________________________________
                                    Name:
                                    Title:

                                 IMPERIAL CREDIT ASSET MANAGEMENT, INC.

                                 By:____________________________________________
                                    Name:
                                    Title:


                                 Merrill Lynch Global Investment Series
                                 INCOME STRATEGIES PORTFOLIO
                                 Merrill Lynch Investment Managers, L.P.
                                 As Investment Advisor

                                 By: /s/ Colleen M. Cunniffe
                                    --------------------------------------------
                                    Name:  COLLEEN M. CUNNIFFE
                                    Title: AUTHORIZED SIGNATORY

                                 INDOSUEZ CAPITAL FUNDING IIA, LIMITED

                                 By: Indosuez Capital as Portfolio Advisor

                                 By:____________________________________________
                                    Name:
                                    Title:


                                 INDOSUEZ CAPITAL FUNDING IV, L.P.

                                 By: Indosuez Capital as Portfolio Advisor


                                 By:____________________________________________
                                    Name:
                                    Title:

                                 MERRILL LYNCH SENIOR FLOATING
                                   RATE FUND, INC.


                                 By: /s/ Colleen M. Cunniffe
                                    --------------------------------------------
                                    Name:  COLLEEN M. CUNNIFFE
                                    Title: AUTHORIZED SIGNATORY

                                 METROPOLITAN LIFE INSURANCE COMPANY


                                 By:____________________________________________
                                    Name:
                                    Title:


                                 THE MITSUBISHI TRUST AND BANKING CORPORATION


                                 By:____________________________________________
                                    Name:
                                    Title:


                                 MONUMENT CAPITAL LTD.

                                 By:  Alliance Capital Management L.P., as
                                      Investment Manager

                                 By: Alliance Capital Management Corporation, as General Partner


                                 By:____________________________________________
                                    Name:
                                    Title:


                                 MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST

                                 MERRILL LYNCH SENIOR FLOATING
                                   RATE FUND, INC.


                                 By:____________________________________________
                                    Name:
                                    Title:


                                 METROPOLITAN LIFE INSURANCE COMPANY

                                 By: /s/ James R. Dingle
                                    --------------------------------------------
                                    Name:   James R. Dingle
                                    Title:  Director


                                 THE MITSUBISHI TRUST AND BANKING CORPORATION


                                 By:____________________________________________
                                    Name:
                                    Title:


                                 MONUMENT CAPITAL LTD.

                                 By:  Alliance Capital Management L.P., as
                                      Investment Manager

                                 By: Alliance Capital Management Corporation, as General Partner


                                 By:____________________________________________
                                    Name:
                                    Title:


                                 MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST

                                 MERRILL LYNCH SENIOR FLOATING
                                   RATE FUND, INC.


                                 By:____________________________________________
                                    Name:
                                    Title:


                                 METROPOLITAN LIFE INSURANCE COMPANY


                                 By:____________________________________________
                                    Name:
                                    Title:

                                 THE MITSUBISHI TRUST AND BANKING CORPORATION


                                 By: /s/ Masayuki Mitsuhashi
                                    --------------------------------------------
                                    Name:   Masayuki Mitsuhashi
                                    Title:  Deputy General Manager


                                 MONUMENT CAPITAL LTD.

                                 By:  Alliance Capital Management L.P., as
                                      Investment Manager

                                 By: Alliance Capital Management Corporation, as General Partner


                                 By:____________________________________________
                                    Name:
                                    Title:


                                 MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST

                                 MERRILL LYNCH SENIOR FLOATING
                                   RATE FUND, INC.


                                 By:____________________________________________
                                    Name:
                                    Title:


                                 METROPOLITAN LIFE INSURANCE COMPANY


                                 By:____________________________________________
                                    Name:
                                    Title:


                                 THE MITSUBISHI TRUST AND BANKING CORPORATION


                                 By:____________________________________________
                                    Name:
                                    Title:


                                 MONUMENT CAPITAL LTD.

                                 By:  Alliance Capital Management L.P., as
                                      Investment Manager

                                 By: Alliance Capital Management Corporation, as General Partner


                                 By: /s/ Kenneth G. Ostmann
                                    --------------------------------------------
                                    Name:   KENNETH G. OSTMANN
                                    Title:  VICE-PRESIDENT


                                 MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST

                                 MERRILL LYNCH SENIOR FLOATING
                                   RATE FUND, INC.


                                 By:____________________________________________
                                    Name:
                                    Title:


                                 METROPOLITAN LIFE INSURANCE COMPANY


                                 By:____________________________________________
                                    Name:
                                    Title:

                                 THE MITSUBISHI TRUST AND BANKING CORPORATION


                                 By:____________________________________________
                                    Name:
                                    Title:


                                 MONUMENT CAPITAL LTD.

                                 By:  Alliance Capital Management L.P., as
                                      Investment Manager

                                 By: Alliance Capital Management Corporation, as General Partner


                                 By:____________________________________________
                                    Name:
                                    Title:


                                 MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST

                                 By: ___________________________________________
                                     Name:
                                     Title:


                                 MORGAN STANLEY SENIOR FUNDING, INC.


                                 By: /s/ T. Morgan Edwards II
                                    --------------------------------------------
                                    Name:   T. MORGAN EDWARDS II
                                    Title:  VICE PRESIDENT


                                 MOUNTAIN CAPITAL CLO 1, LTD.


                                 By:____________________________________________
                                    Name:
                                    Title:


                                 NATEXIS BANQUES POPULAIRES


                                 By:____________________________________________
                                    Name:
                                    Title:


                                 NOMURA BOND AND LOAN FUND

                                 By:  Nomura Corporate Research and Asset
                                      Management, Inc., as Investment Advisor

                                 By:____________________________________________
                                    Name:
                                    Title:

                                 By:____________________________________________
                                    Name:
                                    Title:


                                 MORGAN STANLEY SENIOR FUNDING, INC.


                                 By:___________________________________________
                                    Name:
                                    Title:


                                 MOUNTAIN CAPITAL CLOI, LTD.


                                 By: /s/ Darren P. Riley
                                    --------------------------------------------
                                    Name:   Darren P. Riley
                                    Title:  Director


                                 NATEXIS BANQUES POPULAIRES


                                 By:____________________________________________
                                    Name:
                                    Title:


                                 NOMURA BOND AND LOAN FUND

                                 By:  Nomura Corporate Research and Asset
                                      Management, Inc., as Investment Advisor


                                 By:____________________________________________
                                    Name:
                                    Title:

                                    By:________________________________
                                       Name:
                                       Title:

                                    MORGAN STANLEY SENIOR FUNDING, INC.

                                    By:________________________________
                                       Name:
                                       Title:

                                    MOUNTAIN CAPITAL CLO 1, LTD.

                                    By:________________________________
                                       Name:
                                       Title:

                                    NATEXIS BANQUES POPULAIRES

                                    By: /s/ Gary Kania
                                       --------------------------------
                                       Name: GARY KANIA
                                       Title: Vice President

                                    NOMURA BOND AND LOAN FUND

                                    By: Nomura Corporate Research and Asset
                                        Management, Inc., as Investment Advisor

                                    By:________________________________
                                       Name:
                                       Title:

                                   NORTH AMERICAN SENIOR FLOATING RATE FUND

                                   By: CypressTree Investment Management
                                       Company, Inc., as Portfolio Manager

                                   By:________________________________
                                      Name:
                                      Title:

                                   NORTHWOODS CAPITAL II, LIMITED

                                   By: Angelo Gordon & Co., L.P., as Collateral
                                       Manager

                                   By:________________________________
                                      Name:
                                      Title:

                                   NORTHWOODS CAPITAL, LIMITED

                                   By: Angelo Gordon & Co., L.P., as Investment
                                       Advisor

                                   By:________________________________
                                      Name:
                                      Title:

                                   OAK MOUNTAIN LIMITED

                                   By: Alliance Capital Management L.P., as
                                       Investment Manager

                                   By: Alliance Capital Management Corporation,
                                       as General Partner

                                   By: /s/ Kenneth G. Ostmann
                                      --------------------------------
                                      Name: KENNETH G. OSTMANN
                                      Title: VICE PRESIDENT

                                   OASIS COLLATERALIZED HIGH INCOME PORTFOLIOS-I LTD.

                                   By: INVESCO Senior Secured Management,
                                       Inc., as attorney in fact

                                   By:________________________________
                                      Name:
                                      Title:

                                   OCTAGON INVESTMENT PARTNERS II, LLC

                                   By: Octagon Credit Investors, LLC, as sub-
                                       investment manager

                                   By:________________________________
                                      Name:
                                      Title:

                                   OCTAGON INVESTMENT PARTNERS III, LTD.

                                   By:________________________________
                                      Name:
                                      Title:

                                   By:________________________________
                                      Name:
                                      Title:

                                   OASIS COLLATERALIZED HIGH INCOME PORTFOLIOS-I LTD.

                                   By: INVESCO Senior Secured Management,
                                       Inc., as Sub-Advisor

                                   By: /s/ Thomas H.B. Ewald
                                      --------------------------------
                                      Name: Thomas H.B. Ewald
                                      Title:Authorized Signatory

                                   OCTAGON INVESTMENT PARTNERS II, LLC

                                   By: Octagon Credit Investors, LLC, as sub-
                                       investment manager

                                   By:________________________________
                                      Name:
                                      Title:

                                   OCTAGON INVESTMENT PARTNERS III, LTD.

                                   By:________________________________
                                      Name:
                                      Title:

                                   ORIX BUSINESS CREDIT INC.

                                   By: /s/ Michael J. Cox
                                      --------------------------------
                                      Name: Michael J. Cox
                                      Title: SVP

                                   OSPREY INVESTMENTS PORTFOLIO

                                   By:________________________________
                                      Name:
                                      Title:

                                   PACIFICA PARTNERS I, L.P.

                                   By: Imperial Credit Asset Management, Inc.

                                   By:________________________________
                                      Name:
                                      Title:

                                   PAM CAPITAL FUNDING L.P.

                                   By: Highland Capital Management, L.P. as
                                       Collateral Manager

                                   By:________________________________
                                      Name:
                                      Title:

                                   PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD.

                                   By: Pilgrim Investments, Inc., as Investment
                                       Manager

                                   ORIX BUSINESS CREDIT INC.

                                   By:________________________________
                                      Name:
                                      Title:

                                   OSPREY INVESTMENTS PORTFOLIO

                                   By: /s/ [ILLEGIBLE]
                                      --------------------------------
                                      Name: [ILLEGIBLE]
                                      Title: Vice President

                                   PACIFICA PARTNERS I, L.P.

                                   By: Imperial Credit Asset Management, Inc.

                                   By:________________________________
                                      Name:
                                      Title:

                                   PAM CAPITAL FUNDING L.P.

                                   By: Highland Capital Management, L.P. as
                                       Collateral Manager

                                   By:________________________________
                                      Name:
                                      Title:

                                   PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD.

                                   By: Pilgrim Investments, Inc., as Investment
                                       Manager

                                   ORIX BUSINESS CREDIT INC.

                                   By:________________________________
                                      Name:
                                      Title:

                                   OSPREY INVESTMENTS PORTFOLIO

                                   By:________________________________
                                      Name:
                                      Title:

                                   PACIFICA PARTNERS I, L.P.

                                   By: Imperial Credit Asset Management, Inc.

                                   By: /s/ Tom Colwell
                                      --------------------------------
                                      Name: Tom Colwell
                                      Title: VP

                                   PAM CAPITAL FUNDING L.P.

                                   By: Highland Capital Management, L.P. as
                                       Collateral Manager

                                   By:________________________________
                                      Name:
                                      Title:

                                   PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD.

                                   By: Pilgrim Investments, Inc., as Investment
                                       Manager

                                   By:________________________________
                                      Name:
                                      Title:

                                   PILGRIM PRIME RATE TRUST

                                   By: Pilgrim Investments, Inc., as Investment
                                       Manager

                                   By:________________________________
                                      Name:
                                      Title:

                                   PILGRIM CLO 1999-1 LTD.

                                   By: Pilgrim Investments, Inc., as Investment
                                       Manager

                                   By:________________________________
                                      Name:
                                      Title:

                                   PROSPECT INTERNATIONAL DEBT STRATEGY FUND

                                   By: /s/ Preston I. Carnes Jr.
                                      --------------------------------
                                      Name: PRESTON I. CARNES JR.
                                      Title: VICE PRESIDENT

                                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                   By: /s/ B. Ross Smead
                                      --------------------------------
                                      Name: B. Ross Smead
                                      Title: Vice President

                                   SANKATY HIGH YIELD ASSET PARTNERS, L.P.

                                   By:________________________________
                                      Name:
                                      Title:


                                   SANKATY HIGH YIELD PARTNER II, L.P.


                                   By:________________________________
                                      Name:
                                      Title:


                                   SANKATY ADVISORS, INC. AS COLLATERAL MANAGER
                                   FOR GREAT POINT CLO 1999-I LTD.


                                   By:________________________________
                                      Name:
                                      Title:

                                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                   By:________________________________
                                      Name:
                                      Title:

                                   SANKATY HIGH YIELD ASSET PARTNERS, L.P.

                                   By: /s/ Diane J. Exter
                                      --------------------------------
                                      Name: DIANE J. EXTER
                                      TitLe: EXECUTIVE VICE PRESIDENT
                                             PORTFOLIO MANAGER

                                   SANKATY HIGH YIELD PARTNER II, L.P.


                                   By: /s/ Diane J. Exter
                                      --------------------------------
                                      Name: DIANE J. EXTER
                                      TitLe: EXECUTIVE VICE PRESIDENT
                                             PORTFOLIO MANAGER


                                   SANKATY ADVISORS, INC. AS COLLATERAL MANAGER
                                   FOR GREAT POINT CLO 1999-I LTD., as Term
                                   Lender


                                   By: /s/ Diane J. Exter
                                      --------------------------------
                                      Name: DIANE J. EXTER
                                      TitLe: EXECUTIVE VICE PRESIDENT
                                             PORTFOLIO MANAGER

                                      SAWGRASS TRADING LLC

                                      By:/s/ Ann E. Morris
                                         -----------------------------------
                                         Name:  ANN E. MORRIS
                                         Title: ASST. VICE PRESIDENT


                                      SENIOR DEBT PORTFOLIO

                                      By:  Boston Management and Research, as
                                           Investment Advisor


                                      By:___________________________________
                                         Name:
                                         Title:


                                      SEQUILS - ING I (HBDGM), LTD.


                                      By: __________________________________
                                          Name:
                                          Title:

                                      SEQUILS I, LTD.


                                      By: __________________________________
                                          Name:
                                          Title:

                                      SOUTHERN PACIFIC BANK


                                      By: __________________________________
                                          Name:
                                          Title:

                                      SAWGRASS TRADING LLC

                                      By: __________________________________
                                          Name:
                                          Title:


                                      SENIOR DEBT PORTFOLIO

                                      By:  Boston Management and Research, as
                                           Investment Advisor


                                      By: /s/ Scott H. Page
                                          ----------------------------------
                                          Name:  SCOTT H. PAGE
                                          Title: VICE PRESIDENT


                                      SEQUILS - ING I (HBDGM), LTD.


                                      By: __________________________________
                                          Name:
                                          Title:

                                      SEQUILS I, LTD.


                                      By: __________________________________
                                          Name:
                                          Title:

                                      SOUTHERN PACIFIC BANK


                                      By: __________________________________
                                          Name:
                                          Title:

                                      SAWGRASS TRADING LLC

                                      By: __________________________________
                                          Name:
                                          Title:


                                      SENIOR DEBT PORTFOLIO

                                      By:  Boston Management and Research, as
                                           Investment Advisor


                                      By: __________________________________
                                          Name:
                                          Title:


                                      SEQUILS - ING I (HBDGM), LTD.


                                      BY: ING Capital Advisors LLC, as
                                          Collateral Manager and Authorized
                                          Signatory.




                                      By: /s/ Michael J. Campbell
                                          ----------------------------------
                                          Name:  Michael J. Campbell
                                          Title: Managing Director



                                      SEQUILS I, LTD.


                                      By: __________________________________
                                          Name:
                                          Title:

                                      SAWGRASS TRADING LLC

                                      By: __________________________________
                                          Name:
                                          Title:


                                      SENIOR DEBT PORTFOLIO

                                      By:  Boston Management and Research, as
                                           Investment Advisor


                                      By:___________________________________
                                         Name:
                                         Title:


                                      SEQUILS - ING I (HBDGM), LTD.


                                      By: __________________________________
                                          Name:
                                          Title:

                                      SEQUILS I, LTD.


                                      By: TCW Advisors, Inc. as its
                                          Collateral Manager


By: /s/ Jonathan I. Berg              By: /s/ Mark L. Gold
    --------------------------            ----------------------------------
        JONATHAN I. BERG                  Name:  MARK L. GOLD
      Assitant Vice President             Title: Managing Director


                                      SOUTHERN PACIFIC BANK


                                      By: __________________________________
                                          Name:
                                          Title:

                                      SAWGRASS TRADING LLC

                                      By: __________________________________
                                          Name:
                                          Title:


                                      SENIOR DEBT PORTFOLIO

                                      By:  Boston Management and Research, as
                                           Investment Advisor


                                      By:___________________________________
                                         Name:
                                         Title:


                                      SEQUILS - ING I (HBDGM), LTD.


                                      By: __________________________________
                                          Name:
                                          Title:

                                      SEQUILS I, LTD.


                                      By: __________________________________
                                          Name:
                                          Title:

                                      SOUTHERN PACIFIC BANK


                                      By: /s/ Mun Young Kim
                                          ----------------------------------
                                          Name:  Mun Young Kim
                                          Title: Vice President

                                      SRF TRADING, INC.


                                      By: /s/ Ann E. Morris
                                          ----------------------------------
                                          Name:  ANN E. MORRIS
                                          Title: ASST. VICE PRESIDENT


                                      SRV-HIGHLAND, INC.


                                      By: /s/ Ann E. Morris
                                          ----------------------------------
                                          Name:  ANN E. MORRIS
                                          Title: ASST. VICE PRESIDENT


                                      STEIN ROE & FARNHAM CLO I LTD.

                                      By: __________________________________
                                          Name:
                                          Title:


                                      STEIN ROE FLOATING RATE LIMITED
                                      LIABILITY COMPANY

                                      By: __________________________________
                                          Name:
                                          Title:


                                      STRATA FUNDING LTD.

                                      By: INVESCO Senior Secured Management,
                                          Inc., as attorney in fact

                                      SRF TRADING, INC.


                                      By: __________________________________
                                          Name:
                                          Title:


                                      SRV-HIGHLAND, INC.


                                      By: __________________________________
                                          Name:
                                          Title:

                                      STEIN ROE & FARNHAM CLO I LTD.
                                      by Stein roe & Farnham Incorporated
                                      as Portfolio Manager


                                      By: /s/ James R. Fellows
                                          ----------------------------------
                                          Name:  James R. Fellows
                                          Title: Sr. Vice President & Portfolio
                                                 Manager

                                      STEIN ROE FLOATING RATE LIMITED
                                      LIABILITY COMPANY


                                      By: /s/ James R. Fellows
                                          ----------------------------------
                                          Name:  James R. Fellows
                                          Title: Senior Vice President
                                                 Stein Roe & Farnham
                                                 Incorporated, as Advisor to
                                                 the Stein Roe Floating Rate
                                                 Limited Liability Company


                                      STRATA FUNDING LTD.

                                      By: INVESCO Senior Secured Management,
                                          Inc., as attorney in fact

                                      SRF TRADING, INC.


                                      By: __________________________________
                                          Name:
                                          Title:


                                      SRV-HIGHLAND, INC.


                                      By: __________________________________
                                          Name:
                                          Title:


                                      STEIN ROE & FARNHAM CLO I LTD.

                                      By: __________________________________
                                          Name:
                                          Title:


                                      STEIN ROE FLOATING RATE LIMITED
                                      LIABILITY COMPANY

                                      By: __________________________________
                                          Name:
                                          Title:


                                      STRATA FUNDING LTD.

                                      By: INVESCO Senior Secured Management,
                                          Inc., as attorney in fact


                                          By: /s/ Thomas H.B. Ewald
                                             -------------------------------
                                             Name:  Thomas H.B. Ewald
                                             Title: Authorized Signatory

                                     By: ___________________________________
                                         Name:
                                         Title:

                                     SUDWESTDEUTSCHE
                                     GENOSSENSSCHAFTS-ZENTRAL

                                     By: ___________________________________
                                         Name:
                                         Title:


                                     THE SUMITOMO TRUST & BANKING CO., LTD., NEW
                                     YORK BRANCH


                                     By: /s/ Stephen A. Stratico
                                         -----------------------------------
                                         Name: Stephen A. Stratico
                                         Title: Vice President


                                     SUMMIT BANK


                                     By: ___________________________________
                                         Name:
                                         Title:


                                     SWISS LIFE US RAINBOW LIMITED

                                     By:  ING Capital Advisors LLC, as
                                          Collateral Manager

                                     By: ___________________________________
                                         Name:
                                         Title:

                                     By: ___________________________________
                                         Name:
                                         Title:

                                     SUDWESTDEUTSCHE
                                     GENOSSENSSCHAFTS-ZENTRAL

                                     By: ___________________________________
                                         Name:
                                         Title:


                                     THE SUMITOMO TRUST & BANKING CO., LTD., NEW
                                     YORK BRANCH


                                     By: ___________________________________
                                         Name:
                                         Title:


                                     SUMMIT BANK


                                     By: ___________________________________
                                         Name:
                                         Title:


                                     SWISS LIFE US RAINBOW LIMITED

                                     By:  ING Capital Advisors LLC, as
                                          Collateral Manager


                                     By: /s/ Michael J. Campbell
                                         -----------------------------------
                                         Name:  Michael J. Campbell
                                         Title: Managing Director

                                 TEXTRON FINANCIAL CORPORATION

                                 By: /s/ [ILLEGIBLE]
                                    ---------------------------
                                    Name: [ILLEGIBLE]
                                    Title: Managing Director

                                 THE ING CAPITAL SENIOR SECURED
                                   HIGH INCOME FUND HOLDINGS, L.P.

                                 By: ING Capital Advisors LLC, as Investment
                                     Advisor

                                 By:____________________________
                                    Name:
                                    Title:

                                 TORONTO DOMINION (NEW YORK), INC.

                                 By:____________________________
                                    Name:
                                    Title:

                                 UNITED OF OMAHA LIFE INSURANCE
                                   COMPANY

                                 By: TCW Asset Management Company, its
                                     Investment Advisor

                                 By:____________________________
                                    Name:
                                    Title:

                                 TEXTRON FINANCIAL CORPORATION

                                 By:____________________________
                                    Name:
                                    Title:

                                 THE ING CAPITAL SENIOR SECURED
                                   HIGH INCOME FUND HOLDINGS, L.P.

                                 By: ING Capital Advisors LLC, as Investment
                                     Advisor

                                 By: /s/ Michael J. Campbell
                                    ---------------------------
                                    Name:  Michael J. Campbell
                                    Title: Managing Director

                                 TORONTO DOMINION (NEW YORK), INC.

                                 By:____________________________
                                    Name:
                                    Title:

                                 UNITED OF OMAHA LIFE INSURANCE
                                   COMPANY

                                 By: TCW Asset Management Company, its
                                     Investment Advisor

                                 By:____________________________
                                    Name:
                                    Title:

                                 TEXTRON FINANCIAL CORPORATION

                                 By:____________________________
                                    Name:
                                    Title:

                                 THE ING CAPITAL SENIOR SECURED
                                   HIGH INCOME FUND HOLDINGS, L.P.

                                 By: ING Capital Advisors LLC, as Investment
                                     Advisor

                                 By:____________________________
                                    Name:
                                    Title:

                                 TORONTO DOMINION (NEW YORK), INC.

                                 By: /s/   Jorge A. Garcia
                                    ----------------------------
                                    Name:  JORGE A. GARCIA
                                    Title: VICE PRESIDENT

                                 UNITED OF OMAHA LIFE INSURANCE
                                   COMPANY

                                 By: TCW Asset Management Company, its
                                     Investment Advisor

                                 By:____________________________
                                    Name:
                                    Title:

                                 TEXTRON FINANCIAL CORPORATION

                                 By:____________________________
                                    Name:
                                    Title:

                                 THE ING CAPITAL SENIOR SECURED
                                   HIGH INCOME FUND HOLDINGS, L.P.

                                 By: ING Capital Advisors LLC, as Investment
                                     Advisor

                                 By:____________________________
                                    Name:
                                    Title:

                                 TORONTO DOMINION (NEW YORK), INC.

                                 By:____________________________
                                    Name:
                                    Title:

                                 UNITED OF OMAHA LIFE INSURANCE
                                   COMPANY

                                 By: TCW Asset Management Company, its
                                     Investment Advisor

                                 By: /s/   Mark L. Gold
                                    ----------------------------
                                    Name:  MARK L. GOLD
                                    Title: Managing Director


                                 By: /s/   Jonathan I. Berg
                                    ----------------------------
                                    Name:  JONATHAN I. BERG
                                    Title: Assistant Vice President

                                 US TRUST

                                 By:___________________________
                                    Name:
                                    Title:

                                 VAN KAMPEN SENIOR FLOATING RATE
                                   FUND

                                 By: Van Kampen Investment Advisory Corp.


                                 By: /s/ [ILLEGIBLE]
                                    ----------------------------
                                    Name: [ILLEGIBLE]
                                    Title: Vice President


                                 VAN KAMPEN SENIOR INCOME TRUST

                                 By: Van Kampen Investment Advisory Corp.


                                 By: /s/ [ILLEGIBLE]
                                    ----------------------------
                                    Name: [ILLEGIBLE]
                                    Title: Vice President


                                 VAN KAMPEN PRIME RATE INCOME
                                   TRUST

                                 By: Van Kampen Investment Advisory Corp.


                                 By: /s/ [ILLEGIBLE]
                                    ----------------------------
                                    Name: [ILLEGIBLE]
                                    Title: Vice President

                                 WEBSTER BANK

                                 By:/s/ Paul T. Savino
                                    ---------------------------
                                 Name:  Paul T. Savino
                                 Title: Vice President

                                 WINGED FOOT FUNDING TRUST

                                 By:____________________________
                                    Name:
                                    Title:

                                 WEBSTER BANK

                                 By:____________________________
                                 Name:
                                 Title:

                                 WINGED FOOT FUNDING TRUST

                                 By:/s/    Ann E. Morris
                                    ----------------------------
                                    Name:  ANN E. MORRIS
                                    Title: AUTHORIZED AGENT